Exhibit 99.2

MEDCATH CORPORATION

CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except per share data)

(Going Concern Basis)

	000000000	000000000	000000000	000000000
	Period July 1, 2011 to September 22, 2011	Three Months Ended September 30, 2010	2011 Fiscal Period	Year Ended September 30, 2010
Net revenue	$42,482	$41,414	$167,301	$166,411
Operating expenses:
Personnel expense	19,231	16,727	72,477	66,734
Medical supplies expense	7,468	8,201	32,342	33,410
Bad debt expense	8,252	5,761	25,908	23,805
Other operating expenses	21,175	14,518	65,254	53,459
Pre-opening expenses	—	—	—	866
Depreciation	1,798	2,586	8,014	12,221
Impairment of long-lived assets	—	28,509	20,358	66,022
Loss (gain) on disposal of property, equipment and other assets	79	(33)	(226)	(54)

Total operating expenses	58,003	76,269	224,127	256,463

Loss from operations	(15,521)	(34,855)	(56,826)	(90,052)
Other income (expenses):
Interest expense	(13)	(1,103)	(2,320)	(3,935)
Interest and other income	44	10	179	86
Gain on sale of unconsolidated affiliates	—	—	15,391	—
Loss on note receivable	—	—	—	(1,507)
Equity in net (losses) earnings of unconsolidated affiliates	(462)	1,375	1,216	5,359

Total other (expense) income, net	(431)	282	14,466	3

Loss from continuing operations before income taxes	(15,952)	(34,573)	(42,360)	(90,049)
Income tax benefit	(5,833)	(12,387)	(16,963)	(33,377)

Loss from continuing operations	(10,119)	(22,186)	(25,397)	(56,672)
Income from discontinued operations, net of taxes	87,283	7,167	154,742	20,690

Net income (loss)	77,164	(15,019)	129,345	(35,982)
Less: Net income attributable to noncontrolling interests	(46,403)	(6,671)	(62,709)	(12,389)

Net income (loss) attributable to MedCath Corporation	$30,761	$(21,690)	$66,636	$(48,371)

Amounts attributable to MedCath Corporation common stockholders:
Loss from continuing operations, net of taxes	$(11,518)	$(26,417)	$(29,177)	$(61,843)
Income from discontinued operations, net of taxes	42,279	4,727	95,813	13,472

Net income (loss)	$30,761	$(21,690)	$66,636	$(48,371)

Earnings (loss) per share, basic
Loss from continuing operations attributable to MedCath Corporation common stockholders	$(0.57)	$(1.33)	$(1.45)	$(3.12)
Income from discontinued operations attributable to MedCath Corporation common stockholders	2.09	0.24	4.75	0.68

Earnings (loss) per share, basic	$1.52	$(1.09)	$3.30	$(2.44)

Earnings (loss) per share, diluted
Loss from continuing operations attributable to MedCath Corporation common stockholders	$(0.57)	$(1.33)	$(1.45)	$(3.12)
Income from discontinued operations attributable to MedCath Corporation common stockholders	2.09	0.24	4.75	0.68

Earnings (loss) per share, diluted	$1.52	$(1.09)	$3.30	$(2.44)

Weighted average number of shares, basic	20,216	19,898	20,153	19,842
Dilutive effect of stock options and restricted stock	6	—	6	—

Weighted average number of shares, diluted	20,222	19,898	20,159	19,842

MEDCATH CORPORATION

SELECTED OPERATING DATA

(In thousands, except per share data and selected operating data)

(Unaudited)

	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,
	Period July 1, 2011 to September 22, 2011	Three Months Ended September 30, 2010	% Change	2011 Fiscal Period	Year Ended September 30, 2010	% Change
Statement of Operations Data:
Net revenue	$42,482	$41,414	2.6%	$167,301	$166,411	0.5%
Adjusted EBITDA (1)	$(6,263)	$(457)	(1270.5)%	$(13,156)	$(9,813)	(34.1)%
Loss from operations	$(15,521)	$(34,855)	55.5%	$(56,826)	$(90,052)	36.9%
Loss from continuing operations, net of taxes	$(11,518)	$(26,417)	56.4%	$(29,177)	$(61,843)	52.8%
Loss per share from continuing operations, basic	$(0.57)	$(1.33)	57.1%	$(1.45)	$(3.12)	53.5%
Loss per share from continuing operations, diluted	$(0.57)	$(1.33)	57.1%	$(1.45)	$(3.12)	53.6%

(1)	See Supplemental Financial Disclosure-Reconciliation of GAAP Financial Measures to Non-GAAP Financial Measures.

	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,
	Period July 1, 2011 to September 22, 2011	Three Months Ended September 30, 2010	% Change	2011 Fiscal Period	Year Ended September 30, 2010	% Change
Selected Operating Data (a):
Number of hospitals	3	3		3	3
Licensed beds (c)	254	254		254	254
Staffed and available beds (d)	214	214		214	214
Admissions (e)	1,785	1,989	(10.3)%	7,907	8,380	(5.6)%
Adjusted admissions (f)	2,930	3,263	(10.2)%	12,675	13,036	(2.8)%
Patient days (g)	7,191	7,755	(7.3)%	31,713	33,041	(4.0)%
Adjusted patient days (h)	11,843	12,698	(6.7)%	50,803	51,341	(1.0)%
Average length of stay (days) (i)	4.03	3.90	3.3%	4.01	3.94	1.8%
Occupancy (j)	36.5%	39.4%		40.6%	42.3%
Inpatient catheterization procedures (k)	448	544	(17.6)%	1,778	2,304	(22.8)%
Inpatient surgical procedures (l)	399	470	(15.1)%	1,832	2,023	(9.4)%

Combined Operating Data (b):
Number of hospitals	4	4		4	4
Licensed beds (c)	366	366		366	366
Staffed and available beds (d)	323	323		323	323
Admissions (e)	3,396	3,812	(10.9)%	14,662	15,642	(6.3)%
Adjusted admissions (f)	6,113	6,529	(6.4)%	25,491	26,398	(3.4)%
Patient days (g)	11,908	13,303	(10.5)%	52,450	55,115	(4.8)%
Adjusted patient days (h)	21,162	22,638	(6.5)%	90,145	91,957	(2.0)%
Average length of stay (days) (i)	3.51	3.49	0.6%	3.58	3.52	1.7%
Occupancy (j)	40.1%	44.8%		44.5%	46.7%
Inpatient catheterization procedures (k)	690	687	0.4%	2,855	3,048	(6.3)%
Inpatient surgical procedures (l)	799	920	(13.2)%	3,469	3,638	(4.6)%

(a)	Selected operating data includes consolidated hospitals in operation as of the end of the period reported in continuing operations but does not include hospitals which are accounted for using the equity method or as discontinued operations in our consolidated financial statements. The 2011 Fiscal Period is as of September 22, 2011. Subsequent to that date, the Company disposed of its interest in two of the consolidated hospitals.
(b)	Combined operating data includes hospitals in operation as of the end of the period reported in continuing operations including hospitals which are accounted for using the equity method in our consolidated financial statements. The 2011 Fiscal Period is as of September 22, 2011. Subsequent to that date, the Company disposed of its interest in two of the consolidated hospitals and its interest in an equity accounted for hospital.
(c)	Licensed beds represent the number of beds for which the appropriate state agency licenses a facility regardless of whether the beds are actually available for patient use.
(d)	Staffed and available beds represent the number of beds that were readily available for patient use at the end of the period.
(e)	Admissions represent the number of patients admitted for inpatient treatment.
(f)	Adjusted admissions is a general measure of combined inpatient and outpatient volume. We computed adjusted admissions by dividing gross patient revenue by gross inpatient revenue and then multiplying the quotient by admissions.
(g)	Patient days represent the total number of days of care provided to inpatients.
(h)	Adjusted patient days is a general measure of combined inpatient and outpatient volume. We computed adjusted patient days by dividing gross patient revenue by gross inpatient revenue and then multiplying the quotient by patient days.
(i)	Average length of stay (days) represents the average number of days inpatients stay in our hospitals.
(j)	We computed occupancy by dividing patient days by the number of days in the period and then dividing the quotient by the number of staffed and available beds.
(k)	Inpatients with a catheterization procedure represent the number of inpatients with a procedure performed in one of the hospitals’ catheterization labs during the period.
(l)	Inpatient surgical procedures represent the number of surgical procedures performed on inpatients during the period.

MEDCATH CORPORATION

SUPPLEMENTAL FINANCIAL DISCLOSURE—RECONCILIATION OF GAAP FINANCIAL MEASURES

TO NON-GAAP FINANCIAL MEASURES

(Unaudited)

The following table reconciles the loss from continuing operations, net of taxes attributable to MedCath Corporation’s common stockholders as derived directly from MedCath Corporation’s consolidated financial statements to Adjusted EBITDA for the periods indicated.

	September 30,	September 30,	September 30,	September 30,
	Period July 1, 2011 to	Three Months Ended	2011	Year Ended
	September 22, 2011	September 30, 2010	Fiscal Period	September 30, 2010
	(in thousands)		(in thousands)
Loss from continuing operations, net of taxes	$(11,518)	$(26,417)	$(29,177)	$(61,843)
Add:
Income tax benefit	(5,833)	(12,387)	(16,963)	(33,377)
Net income attributable to noncontrolling interests	749	4,231	1,399	(734)
Equity in net earnings (losses) of unconsolidated affiliates	462	(1,375)	(1,216)	(5,359)
Interest and other income	(44)	(10)	(179)	(86)
Loss on note receivable	—	—	—	1,507
Gain on sale of unconsolidated affiliates	—	—	(15,391)	—
Interest expense	13	1,103	2,320	3,935
(Gain) loss on disposal of property, equipment and other assets	79	(33)	(226)	(54)
Impairment of long-lived assets	—	28,509	20,358	66,022
Depreciation	1,798	2,586	8,014	12,221
Pre-opening expenses	—	—	—	866
Share-based compensation expense	1,035	772	4,311	3,148
Professional fees for strategic options process	6,996	2,564	13,594	3,941

Adjusted EBITDA	$(6,263)	$(457)	$(13,156)	$(9,813)

The following table reconciles MedCath Corporation’s diluted (loss) earnings per share from continuing operations, net of taxes attributable to MedCath Corporation’s common stockholders as derived directly from MedCath’s consolidated financial statements to Adjusted diluted earnings per share from continuing operations (inclusive of the effect of dilutive shares) for the periods indicated.

	September 30,	September 30,	September 30,	September 30,
	Period July 1, 2011 to	Three Months Ended	2011	Year Ended
	September 22, 2011	September 30, 2010	Fiscal Period	September 30, 2010
Diluted (loss) earnings per share	$(0.57)	$(1.33)	$(1.45)	$(3.12)
Add:
Gain on sale of unconsolidated affiliates	—	—	(0.47)	—
Professional fees for strategic options process	0.21	0.08	0.41	0.12
Impairment of long-lived assets	—	0.87	0.62	2.02
Loss on note receivable	—	—	—	0.05
Share-based compensation expense	0.03	0.02	0.13	0.10
Pre-opening expense	—	—	—	0.03

Adjusted diluted loss per share	$(0.33)	$(0.36)	$(0.76)	$(0.80)